                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF

                      THE SECURITIES EXCHANGE ACT OF 1934

                          FILED BY THE REGISTRANT /X/
                 Filed by a party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Rule 14a-11(c) or
                 Rule 14a-12

                               PANERA BREAD COMPANY
      -----------------------------------------------------------------------
                 (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ------------------------------------------------------------
           (2)  Aggregate number of securities to which transaction applies:
                ------------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):
                ------------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ------------------------------------------------------------
           (5)  Total fee paid:
                ------------------------------------------------------------

/ /        Fee paid previously with preliminary materials.

           Check box if any part of the fee is offset as provided by
/ / Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:
                ------------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ------------------------------------------------------------
           (3)  Filing Party:
                ------------------------------------------------------------
           (4)  Date Filed: June 20, 2000
                ------------------------------------------------------------

                              PANERA BREAD COMPANY
                            7930 BIG BEND BOULEVARD
                         WEBSTER GROVES, MISSOURI 63119

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            JULY 25, 2000--9:00 A.M.

    You are hereby notified that the Annual Meeting of Stockholders of Panera Bread Company will be held on Tuesday, July 25, 2000 at 9:00 A.M., Central Time, at Bank of America, 800 Market Street, Atrium Conference Room 1, St. Louis, MO 63101, to consider and act upon the following matters:

    1.  To elect two (2) Directors;

    2.  To ratify the action of the Directors reappointing
       PricewaterhouseCoopers LLP as auditors for the Company for the fiscal year ending December 30, 2000; and

    3.  To transact such other business as may properly come before the meeting.

    If you are unable to attend the meeting personally, please be sure to date, sign and return the enclosed proxy in the envelope provided to: Boston EquiServe Limited Partnership, 150 Royall Street, Canton, Massachusetts 02021.

    Only stockholders of record on the books of the Company at the close of business on June 8, 2000 are entitled to notice of and to vote at the meeting.

                                          By Order of the Board of Directors,
                                          THOMAS R. HOWLEY,
                                          Assistant Secretary

Dated: June 20, 2000

                              PANERA BREAD COMPANY
                               EXECUTIVE OFFICES:

                            7930 BIG BEND BOULEVARD
                            WEBSTER GROVES, MO 63119

                                PROXY STATEMENT
                               VOTING PROCEDURES

    This proxy statement and the accompanying proxy card are first being mailed to stockholders commencing on or about June 20, 2000. The accompanying proxy is solicited by the Board of Directors of Panera Bread Company (the "Company"), for use at the Annual Meeting of Stockholders to be held on July 25, 2000 and any adjournment or adjournments thereof. The cost of soliciting proxies will be borne by the Company. Directors, officers and employees of the Company may assist in the solicitation of proxies by mail, telephone, telegraph and personal interview without additional compensation.

    When a proxy is returned properly signed, the shares represented thereby will be voted by the persons named as proxies in accordance with the stockholder's directions. You are urged to specify your choices on the enclosed proxy card. If a proxy is signed and returned without specifying choices, the shares will be voted "FOR" proposals 1 and 2 and in the discretion of the persons named as proxies in the manner they believe to be in the best interests of the Company as to other matters that may properly come before the meeting. A stockholder giving a proxy may revoke it at any time before it is voted at the meeting by written notice to the Company, by oral notice to the Secretary at the meeting or by submitting a later dated proxy.

    The Board of Directors has fixed June 8, 2000 as the record date for the meeting. Only stockholders of record on the record date are entitled to notice of and to vote at the meeting. On the record date, there were 10,751,234 shares of Class A Common Stock (each of which is entitled to one vote), and 1,530,524 shares of Class B Common Stock (each of which is entitled to three votes) of the Company issued and outstanding. The Class A and Class B Common Stock are referred to in this proxy statement as the "Common Stock." The holders of Common Stock do not have cumulative voting rights.

    For all proposals on the agenda for the meeting, the holders of a majority in interest of the combined voting power of the Class A and Class B Common Stock issued and outstanding and entitled to vote and present in person or represented by proxy, will constitute a quorum. Shares represented by all proxies received, including proxies that withhold authority for the election of directors and/or abstain from voting on a proposal, as well as "broker non-votes," discussed below, count toward establishing the presence of a quorum.

    Assuming the presence of a quorum, Directors of the Company are elected by plurality vote of the combined voting power of the shares of Class A and Class B Common Stock present in person or represented by proxy and voting in the election of Directors. Shares may be voted for or withheld from each nominee for election as a Director. Shares for which the vote is withheld and "broker non-votes" will be excluded entirely and will have no effect on the election of Directors of the Company.

    Assuming the presence of a quorum, the ratification of the appointment of PricewaterhouseCoopers LLP must be approved by affirmative vote of a majority of the combined voting power of the shares of Class A and Class B Common Stock present in person or represented by proxy and voting on each matter. Shares represented by proxies which are marked "abstain" for this proposal on the proxy card and proxies which are marked to deny discretionary authority on other matters will not be included in the vote totals for the respective proposals and, therefore, will have no effect on the vote.

    Under applicable rules, brokers who hold shares of the Company's Common Stock in street name have the authority to vote the shares in the broker's discretion on "routine" matters if they have not received specific instructions from the beneficial owner of the shares. Item 1, the uncontested election of a director, and Item 2, the ratification of independent accountants are "routine" matters for this purpose. With respect to matters which are determined by the appropriate broker-dealer regulatory organization to be "non-routine," none of which appear on the agenda for this meeting of the Company's stockholders, brokers may not vote shares held in street name without specific instructions from the beneficial owner. If a broker holding shares in street name submits a proxy card on which the broker physically lines out the matter (whether it is "routine" or "non-routine") or does not indicate a specific choice ("for," "against" or "abstain") on a matter that is "non-routine," that action is called a "broker non-vote" as to that matter. Broker "non-votes" with respect to "routine" matters such as Items 1 and 2 on the agenda for this meeting, or "non-routine" matters, are not counted in determining the number of votes cast with respect to the matter. If a broker submits a proxy but does not indicate a specific choice on a "routine" matter, the shares will be voted as specified in the proxy card. At this meeting of the Company's stockholders, shares represented by such proxy card would be voted for the election of the director nominee and for the ratification of the independent accountants.

                             ELECTION OF DIRECTORS
                             (ITEM 1 ON PROXY CARD)

    According to the Company's Certificate of Incorporation, the Board of Directors is divided as nearly as possible into three classes, each having an equal number of directors, with the terms of each class staggered so that the term of one class expires at each annual meeting of the stockholders.

    Nominee Domenic Colasacco is a current Director whose term expires at the 2000 Annual Meeting. Nominee Robert T. Giaimo is not currently a Director of the Company. Unless otherwise instructed in the proxy, all proxies will be voted for the election of the nominees to a three-year term expiring at the 2003 Annual Meeting, such nominees to hold office until their successors have been duly elected and qualified. Stockholders who do not wish their shares to be voted for a particular nominee may so indicate by striking out the name(s) of the nominee(s) on the proxy card. Management does not contemplate that a nominee will be unable to serve, but in that event, proxies solicited hereby will be voted for the election of another person to be designated by the Board of Directors.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE NOMINEES.

        INFORMATION REGARDING NOMINEES, DIRECTORS AND EXECUTIVE OFFICERS

    The following tables and biographical descriptions set forth information regarding the principal occupation, other affiliations, committee memberships and age, for the nominees for election as Directors, each director continuing in office and the executive officers of the Company who are not Directors, based on information furnished to the Company by each nominee, director and officer. The following information is as of May 15, 2000 unless otherwise noted.

                                                                                              TERM AS A
              NAME                   AGE                  POSITION WITH COMPANY             DIRECTOR ENDS
              ----                   ---            ---------------------------------       -------------
NOMINEES FOR ELECTION:
Domenic Colasacco (3)............     51            Director                                    2003*
Robert T. Giaimo.................     48            --                                          2003*

DIRECTORS CONTINUING IN OFFICE:
Ronald M. Shaich (2).............     45            Chairman, Director, Chief                   2002
                                                    Executive Officer
George E. Kane(1)(2)(3)..........     95            Director                                    2001
Henry J. Nasella(1)(2)(3)........     53            Director                                    2001

------------------------

*   Assuming election at this Annual Meeting.

(1) Member of the Compensation and Stock Option Committee.

(2) Member of the Committee on Nominations.

(3) Member of the Audit Committee.

NOMINEES FOR ELECTION AS DIRECTORS

    DOMENIC COLASACCO, Director since March 2000. Mr. Colasacco has been President and Chief Executive Officer of United States Trust Company since 1992. He joined USTC in 1974 after beginning his career in the research division of Merrill Lynch & Co., in New York City. Mr. Colasacco is also a director of Hometown Auto Retailers, Inc., a publicly traded chain of automobile dealerships.

    ROBERT T. GIAIMO has been the Chairman of the Board, President, Chief Executive Officer and Treasurer of Silver Diner, Inc., a publicly traded chain of restaurants, since March 1996. Mr. Giaimo has been the Co-Founder, Director, President, Chief Executive Officer and Treasurer of Silver Diner
Development, Inc. since its inception in 1987. From 1971 to January 1987,
Mr. Giaimo was President, Chief Executive Officer and Director of Monolith Enterprises, Inc. ("Monolith"). From 1972 through 1976, Mr. Giaimo co-founded and operated, through Monolith, Blimpies Restaurant in Georgetown. In 1977,
Mr. Giaimo co-founded and operated, through Monolith, The American Cafe restaurant, an award-winning restaurant chain.

DIRECTORS CONTINUING IN OFFICE

    RONALD M. SHAICH, Director since 1981, co-founder of the Company, Chairman of the Board since May 1999, Co-Chairman of the Board from January 1988 to May 1999, Chief Executive Officer since May 1994 and Co-Chief Executive Officer from January 1988 to May 1994. Mr. Shaich is Chairman of the Board of Trustees of Clark University.

    GEORGE E. KANE, Director since November 1988. Mr. Kane was a Director of the Company from March 1981 to December 1985 and a Director Emeritus from
December 1985 to November 1988. Mr. Kane retired in 1970 as President of Garden City Trust Company (now University Trust Company).

    HENRY J. NASELLA, Director since June 1995. Since May 1999, Mr. Nasella has been the Chairman and Chief Executive Officer of OnLine Retail Partners, an e-commerce company. Prior to that he was the President, Chief Executive Officer and Chairman of Star Markets Company, Inc. from September 1994.

From January 1994 to September 1994, he was a principal of Phillips-Smith Specialty Venture Capital. From 1988 to July 1993, Mr. Nasella served as the President and Chief Operating Officer of Staples, Inc. Mr. Nasella served as President and Chief Executive Officer of Staples USA (Domestic) from 1992 to July 1993. Mr. Nasella currently is a member of the Board of Visitors of Northeastern University School of Business and a member of the Board of Trustees of Northeastern University Corporation. Mr. Nasella is also a director of Zany Brainy, Inc., a publicly traded specialty retailer of children's toys and educational products.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

NAME                                     AGE                       POSITION WITH COMPANY
----                                   --------                    ---------------------
Richard C. Postle....................     51      President, Chief Operating Officer
William W. Moreton...................     40      Senior Vice President, Chief Financial Officer
Thomas R. Howley.....................     50      Vice President of Construction and General Counsel
Anthony M. Coleman...................     57      Vice President, Design
Scott Davis..........................     37      Vice President, Customer Experience
Paul J. Evans........................     46      Vice President, Franchise Development
Denis G. Fredrick....................     56      Vice President, Information Technology
Richard A. Happel....................     48      Vice President and Controller
Larry G. House.......................     53      Vice President, Real Estate
Michael J. Kupstas...................     43      Vice President, Franchising and Brand Communications
John M. Maguire......................     34      Vice President, Commissary Operations
Thom Pannullo........................     47      Vice President, Company Operations
Lawrence A. Rusinko..................     39      Vice President, Marketing

    RICHARD C. POSTLE, Chief Operating Officer and President since May 1999. President of the Saint Louis Bread Co./Panera Bread business unit from
August 1995 to May 1999. From August 1994 through August 1995, Mr. Postle was President and Chief Operating Officer of Checkers Drive-In Restaurants, Inc. From January 1992 through August 1994, Mr. Postle was Senior Vice President, Operations of KFC-USA. From 1988 through December 1991, Mr. Postle was Chief Operating Executive of Brice Foods, Inc.

    WILLIAM W. MORETON, Senior Vice President, Chief Financial Officer, and Treasurer since May 1999. Senior Vice President and Chief Financial Officer of the Saint Louis Bread Co./Panera Bread business unit since October 1998. Prior to that time and since April 1997, Mr. Moreton served as Executive Vice President and Chief Financial Officer of Quality Dining, Inc. Prior to that time and since October 1992, Mr. Moreton served as Executive Vice President and Chief Financial Officer of Houlihan's Restaurants, Inc.

    THOMAS R. HOWLEY, Vice President, General Counsel and Assistant Secretary of the Company since November 1992. Mr. Howley has also served as Vice President, Construction since March 1999. He has been Assistant Secretary of Panera, Inc. since March 1999. Prior to November 1992, Mr. Howley was an attorney with the law firm of Rackemann, Sawyer & Brewster.

    ANTHONY M. COLEMAN, Vice President, Design for Panera, Inc. since April 1995. Director of Design for Panera, Inc. between November 1994 and April 1995.

    SCOTT DAVIS, Vice President, Customer Experience for Panera, Inc. since May 1996. Director of Concept Services and Customer Experience between
June 1994 and May 1996.

    PAUL J. EVANS, Vice President, Franchise Development of Panera, Inc. since June 1999. Between October 1994 and June 1999, Mr. Evans was Director of International Franchise Development for Metromedia Restaurant Group, with responsibilities for Bennigan's, Steak & Ale, Ponderosa and Bonanza franchising.

    DENIS G. FREDRICK, Vice President, Information Technology of Panera, Inc. since June 1999. Between 1988 and June 1999, Mr. Fredrick was Vice President of Information Systems for Value City Department Stores, Inc.

    RICHARD A. HAPPEL, Vice President and Controller for Panera, Inc. since January 2000. Between January 1996 and October 1999, Mr. Happel was Vice President and Chief Financial Officer of Seco Products Corporation. Prior to joining Seco Products, Mr. Happel held a number of senior management positions with retail and financial services companies including, Nationsmart Corporation, Western Union Financial Services and Goldome Bank.

    LARRY G. HOUSE, Vice President, Real Estate for Panera, Inc. since
January 1998. Between July 1993 and January 1998, Mr. House was Vice President of Leasing for Eddie Bauer, Inc.

    MICHAEL J. KUPSTAS, Vice President, Franchising and Brand Communications since June 1999 for Panera, Inc. Between January 1996 and June 1999,
Mr. Kupstas was Vice President of Operations for Panera, Inc. Between
April 1991 and January 1996, Mr. Kupstas was Senior Vice President/Division Vice President for Long John Silver's, Inc.

    JOHN M. MAGUIRE, Vice President, Commissary Operations for Panera, Inc. since October 1998. Since October 1994, Mr. Maguire was successively Manager, Director and Vice President of Commissary Operations for the Au Bon Pain and Panera Bread/Saint Louis Bread divisions of the Company.

    THOM PANNULLO, Vice President, Company Operations for Panera, Inc. since March 2000. Mr. Pannullo has been in the restaurant business for over 25 years. Between March 1998 and March 2000, Mr. Pannullo was Division President at Golden Corral. From November 1996 to March 1998, Mr. Pannullo was Chief Operating Officer with Boston Market in the New York area. Prior to that, Mr. Pannullo spent 19 years with Red Lobster holding various positions in Operations, Human Resources, and Purchasing, and finally serving as Senior Vice President of Operations.

    LAWRENCE A. RUSINKO, Vice President, Marketing for Panera, Inc. since February 1997. Between May 1995 and January 1997, Mr. Rusinko was the Director of Marketing for Panera, Inc. Between January 1994 and April 1995, Mr. Rusinko was Manager of Creative Services for Taco Bell Corp.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

    The Company's Board of Directors held eight meetings, including two actions by written consent, during fiscal year 1999. The Board of Directors has established an Audit Committee, a Compensation and Stock Option Committee and a Committee on Nominations.

    The Audit Committee, which held three meetings in fiscal year 1999, meets with the Company's auditors and principal financial personnel to review the results of the annual audit. The Audit Committee also reviews the scope of, and establishes fees for, audit and non-audit services performed by the independent accountants, reviews the independence of the independent accountants and the adequacy and effectiveness of the Company's internal accounting controls. The Audit Committee consists of three members, currently Messrs. George E. Kane, Henry J. Nasella, and Domenic Colasacco, and is reconstituted annually.

    The Compensation and Stock Option Committee (the "Compensation Committee"), which held three meetings in fiscal year 1999, establishes the compensation, including stock options and other incentive arrangements, of the Company's Chairman and Chief Executive Officer. It also administers the Company's 1992 Equity Incentive Plan and 1992 Employee Stock Purchase Plan. The Compensation Committee consists of two members, currently Messrs. George E. Kane and Henry J. Nasella, and is reconstituted annually.

    The Committee on Nominations was established in November 1995 and held one meeting in fiscal year 1999. The Committee on Nominations selects nominees for election as Directors and will consider written recommendations from any stockholder of record with respect to nominees for Directors of the Company. A stockholder's recommendation shall be made by written notice which must be delivered to, or mailed to and received by, the Company, in a timely manner, at its principal executive office and must set forth all of the information required to be include therein by the Company's By-laws. The Committee on Nominations consists of three members, currently Messrs. Ronald M. Shaich, George E. Kane and Henry
J. Nasella, and is reconstituted annually.

    All Directors attended at least 75% of the meetings of the Board and of the committees of which they were members in fiscal year 1999.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    None of the members of the Compensation Committee has interlocking or other relationships with other boards or with the Company.

COMPENSATION OF DIRECTORS

    Directors who are not employees of the Company receive a quarterly fee ranging from $3,000 to $3,500 for serving on the Board, plus reimbursement of out-of-pocket expenses for attendance at each Board or committee meeting.

    Under a formula-based stock option plan for independent directors (the "Directors' Plan"), as amended by the stockholders at the 1995 Annual Meeting of Stockholders, each current Director who is not an employee or principal stockholder of the Company (an "Independent Director") and who is first elected after the effective date of the Directors' Plan receives, upon his or her election to the Board, a one-time grant of an option to purchase 5,000 shares of Class A Common Stock. Each Independent Director who serves as such at the end of each of the Company's fiscal years receives at the end of such fiscal year an option to purchase an additional 5,000 shares of Class A Common Stock. All such options have an exercise price per share equal to the closing price of a share of Class A Common Stock as of the close of the market the trading day immediately preceding the grant date, are fully vested when granted, and are exercisable for a period of 10 years.

                             EXECUTIVE COMPENSATION

REPORT OF THE COMPENSATION COMMITTEE

    This report is made by the Compensation and Stock Option Committee (the "Compensation Committee") of the Board of Directors, the committee which is responsible for establishing the compensation, including base salary and incentive compensation, for the Company's Chairman of the Board and Chief Executive Officer, Ronald M. Shaich.

    PHILOSOPHY

    The Compensation Committee seeks to set the compensation of the Company's Chief Executive Officer and Chairman at a level which is competitive with companies of similar size in the Company's industry. Mr. Shaich has the overall responsibility of Chairman of the Board of Directors and Chief Executive Officer. The Compensation Committee examined compensation structures for the chief executive officer of companies in the restaurant industry using generally available source material from business periodicals and other sources, and sought to structure the Chairman and Chief Executive Officer's compensation at a competitive level appropriate to the comparable companies' group. The companies that were examined for purposes of evaluating and setting compensation of the Chairman and Chief Executive Officer are not necessarily included in the "Standard & Poor's 400--MidCap Restaurant Index" used in the Stock Performance Graph set forth under "Stock Performance" below.

    COMPENSATION STRUCTURE

    The compensation of the Chairman and Chief Executive Officer is structured to be competitive within the Company's industry and is based upon the general performance of the Company, and is reviewed annually by the Committee.

    COMPONENTS OF COMPENSATION

    SALARY. The salary shown in the Summary Compensation Table represents the fixed portion of compensation for the Chairman and Chief Executive Officer for the year. Changes in salary depend upon overall Company performance as well as levels of base salary paid by companies of similar size in the Company's industry.

    BONUS. The cash bonus is the principal incentive-based compensation paid annually to the Chairman and Chief Executive Officer. The Chairman and Chief Executive Officer receives a bonus in a predetermined amount if the Company achieves its financial and strategic objectives for the fiscal year. A higher bonus is paid if the Company exceeds these objectives by a predetermined percentage. In determining the bonus amount, the Compensation Committee seeks to create an overall compensation package for the Chairman and Chief Executive Officer which is at the mid-point for comparable companies in the restaurant industry. For 1999, Mr. Shaich asked the Board not to award a bonus to him for the current fiscal year as he believed the Company was in a transitional period.

    The Chairman and Chief Executive Officer may elect to take the bonus in the form of 10-year, fully vested stock options for that number of shares of the Company's Class A Common Stock that could be purchased with an amount equal to two times the cash value of his bonus. The exercise price of the option would be equal to the fair market value of the Company's Class A Common Stock on the date of grant.

    STOCK OPTIONS. Mr. Shaich does not participate in either the Performance-Based Option Program under the Company's 1992 Equity Incentive Plan or the 1992 Employee Stock Purchase Plan. In order to provide what the Compensation Committee believes to be appropriate and continuing long-term incentives to its Chairman and Chief Executive Officer, and in order to align more fully the interests of the stockholders and the Chairman and Chief Executive Officer, the Compensation Committee on June 12, 1997 granted to
Mr. Shaich a 10-year option, vesting in equal monthly installments over a five-year period (subject to continued employment) or immediately in the event of the sale of the Company, to purchase 400,000 shares of the Company's Class A Common Stock at an exercise price per share equal to $7.50, which was the closing price of a share of the Class A Common Stock immediately preceding the date of grant. On November 17, 1998, the Board of Directors approved the recommendation of the Compensation Committee to accelerate the vesting of Mr. Shaich's options to May 16, 1999, which was the date on which the sale of the Company's Au Bon Pain Division was completed. As these options have exercise prices equal to the market value of the Company's Class A Common Stock on the date immediately preceding the grant date, they provide incentive for the creation of stockholder value over the long term since their full benefit cannot be realized unless there occurs over time an appreciation in the price of the Company's Class A Common Stock. The Compensation Committee considers the number of shares to be an appropriate incentive for the Chairman and Chief Executive Officer to continue to focus on building stockholder value. The Compensation Committee has not determined whether any ongoing program of long-term incentive compensation should or will be adopted with respect to its Chairman and Chief Executive Officer.

    DEDUCTIBILITY OF EXECUTIVE COMPENSATION

    The Compensation Committee has reviewed the potential consequences for the Company of Section 162(m) of the Code, which imposes a limit on tax deductions for annual compensation in excess of one million dollars paid to any of the five most highly compensated executive officers. Based on such review, the Compensation Committee believes that the limitation will have no effect on the Company in 2000.

                                          Respectfully submitted,
                                          HENRY J. NASELLA, GEORGE E. KANE
                                          COMPENSATION COMMITTEE

                         EXECUTIVE OFFICER COMPENSATION

    The Company's Chief Executive Officer is responsible for establishing the compensation, including salary, bonus and incentive compensation, for all of the Company's executive officers other than the Chief Executive Officer and Chairman of the Board.

    PHILOSOPHY

    In compensating the Company's executive officers, the Chief Executive Officer seeks to structure a salary, bonus and incentive compensation package that will help attract and retain talented individuals and align the interests of the executive officers with the interests of the Company's stockholders.

    COMPONENTS OF COMPENSATION

    There are two components to the compensation of the Company's executive officers: annual cash compensation (consisting of salary and bonus incentives) and long-term incentive compensation.

    CASH COMPENSATION. The Company participates annually in an industry-specific survey of executive officers, which serves as the basis for determining total target cash compensation packages, which are crafted individually for each executive officer. The individual's compensation consists of a base salary and contingent compensation based on actual performance against agreed to expectations of performance. The individual compensation packages are structured so that, if the executive officer attains the expected level of achievement of each performance goal, the cash compensation of the executive officer will be approximately at the 75th percentile of the compensation of individuals occupying similar positions in the industry, using generally available surveys of executive compensation within the retail industry for companies with comparable revenues.

    At the beginning of each fiscal year, the Chief Executive Officer and each executive officer establish a series of individual performance goals which are specific to the executive's responsibilities. These goals seek to measure performance of each executive officer's job responsibilities: for executive officers whose responsibilities are operational in nature, attainment of operating group goals and objectives is stressed, and for corporate staff officers, overall Company performance measured by earnings per share growth is utilized. Currently, the maximum potential cash bonus for the Company's executive officers, as a percentage of base salary, ranges from 20% to 60%.

    Thus, the Company's cash compensation practices seek to motivate executives by requiring excellent performance measured against both internal goals and competitive performance.

    LONG-TERM INCENTIVE COMPENSATION. The second element of executive compensation is long-term incentive compensation, which currently takes the form of stock options granted under the Company's 1992 Equity Incentive Plan. Currently, stock options are granted under the Performance-Based Option program, which consists of a series of guidelines which provide for the periodic granting of specific amounts of stock options, denominated in dollars rather than in numbers of shares, depending upon the executive's position within the Company. Existing holdings of stock or stock options are not a factor in determining the dollar value of an individual executive officer's award.

    As often as seems appropriate, but at least annually, the Chief Executive Officer reviews the Company's executive compensation program to judge its consistency with the Company's compensation philosophy, whether it supports the Company's strategic and financial objectives, and whether it is competitive within the Company's industry.

EMPLOYMENT ARRANGEMENTS

    The Company and Richard C. Postle are parties to an Executive Employment Agreement dated September 1, 1995, which provides Mr. Postle with a base annual salary of $300,000 for a two-year period. The Agreement automatically renews for additional one-year periods unless either party gives notice of his or its intent not to renew the Agreement at least 26 weeks prior to its expiration. In the event that the Company gives notice of its intent not to renew the Agreement, Mr. Postle will be entitled to his base salary, car allowance (if any) and other benefits for 26 weeks, such payments to be reduced dollar for dollar by any compensation and benefits received by Mr. Postle from other sources. In the event the Company chooses to terminate Mr. Postle's employment without cause, it may do so by giving Mr. Postle 30 days' written notice. In the event of a termination without cause, Mr. Postle would be entitled to one year's severance.

    The Company and William W. Moreton are parties to an Executive Employment Letter Agreement dated September 29, 1998, which provides Mr. Moreton with a base salary of $275,000, a bonus of $25,000 based on continued employment that was paid in March 2000, 150,000 stock options vesting over five years and a relocation assistance package. The Letter Agreement also provides that under the terms of a separate severance agreement, in the event of an involuntary termination of Mr. Moreton's employment without cause, Mr. Moreton will be entitled to continue to receive his base salary, car allowance and medical and/or dental benefits for a period of up to twelve months, such payments to be reduced by any compensation received by Mr. Moreton in connection with any future employment during such twelve month period.

    The Company and Michael J. Kupstas are parties to an Executive Employment Letter Agreement dated December 22, 1995, which provides Mr. Kupstas with a base salary of $150,000, a right to participate in the Company's Incentive Compensation Program with a guaranteed minimum bonus under the plan of 20% of his fiscal 1996 annual salary, subject to continued employment, 11,500 stock options subject to the discretion of the Company's Board of Directors, reimbursement of one year of COBRA expenses and a relocation assistance package. The Letter Agreement also provides that under the terms of a separate severance agreement, in the event of an involuntary termination of Mr. Kupstas' employment without cause, Mr. Kupstas will be entitled to continue to receive his base salary, car allowance and medical and/or dental benefits for a period of up to twelve months, such payments to be reduced by any compensation received by Mr. Kupstas in connection with any future employment during such twelve month period.

    The Company and Thomas R. Howley are parties to an Executive Employment Agreement dated December 13, 1996 and an Amendment thereto dated November 17, 1999. The Agreement, as amended, provides Mr. Howley with a base salary of $150,000, the right to participate in the Company's performance compensation program and a $5,000 per year car allowance. Under the Agreement, as amended, all of Mr. Howley's nonqualified stock options held on May 15, 1999, the effective date of the sale of the Company's Au Bon Pain Division, vested and became immediately exercisable. The Company further agreed to make its best efforts to replace in the future any options held by Mr. Howley, upon their expiration, with new options at the same exercise price. The Agreement, as amended, further provides that in the event of an involuntary termination of Mr. Howley's employment without cause, Mr. Howley will be entitled to continue to receive his base salary, car allowance and medical and/or dental benefits for a period of up to one year, such payments to be reduced by any compensation received by Mr. Howley in connection with any future employment during such one year period.

']

                              COMPENSATION TABLES

    The following tables set forth information concerning the compensation paid or accrued by the Company during the fiscal years ended December 27, 1997, December 26, 1998, and December 25, 1999, to or for the Company's Chief Executive Officer and its four other most highly compensated executive officers whose salary and bonus combined exceeded $100,000 for fiscal year 1999 (hereinafter referred to as the "named executive officers").

                           SUMMARY COMPENSATION TABLE

                                                                                             LONG TERM
                                                                    ANNUAL COMPENSATION     COMPENSATION
                                                                   ----------------------   ------------
                                                                                             SECURITIES
                                                                                             UNDERLYING
NAME AND PRINCIPAL                                                                          OPTIONS/SARS
POSITION                                                  YEAR     SALARY ($)   BONUS ($)       (#)
------------------                                        ----     ----------   ---------   ------------
Ronald M. Shaich......................................    1999       325,000         --             --
  Chairman and Chief                                      1998       250,000         --             --
  Executive Officer                                       1997       250,000         --        400,000

Richard C. Postle.....................................    1999       310,500         --        108,178
  President and Chief                                     1998       310,096     75,000        100,000
  Operating Officer                                       1997       300,000     75,000         10,000

William W. Moreton (a)................................    1999       274,993         --             --
  Senior Vice President                                   1998        52,885         --        150,000
  and Chief Financial Officer

Michael J. Kupstas....................................    1999       160,231         --             --
  Vice President,                                         1998       160,281     38,975         45,000
  Franchising and Brand                                   1997       154,813     78,785          8,000
  Communication

Thomas R. Howley......................................    1999       145,770     48,452             --
  Vice President, Construction                            1998       117,261     22,659         12,000
  and General Counsel                                     1997       113,295     16,380          5,000

------------------------

(a) Mr. Moreton commenced his employment with the Company in November 1998.

                AGGREGATED OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                              POTENTIAL REALIZABLE
                                                     INDIVIDUAL GRANTS                          VALUE AT ASSUMED
                                 ----------------------------------------------------------          ANNUAL
                                  NUMBER OF     PERCENT OF TOTAL                              RATES OF STOCK PRICE
                                  SECURITIES      OPTIONS/SARS                                  APPRECIATION FOR
                                  UNDERLYING       GRANTED TO      EXERCISE OR                  OPTION TERM ($)*
                                 OPTIONS/SARS     EMPLOYEES IN     BASE PRICE    EXPIRATION   --------------------
             NAME                GRANTED (#)    FISCAL YEAR (%)     ($/SHARE)       DATE         5%         10%
             ----                ------------   ----------------   -----------   ----------   --------   ---------
Ronald M. Shaich...............          --               --            --              --         --           --
Richard C. Postle (1)..........     108,178               47          6.63        06/03/09    451,056    1,143,064
William W. Moreton.............          --               --            --              --         --           --
Michael J. Kupstas.............          --               --            --              --         --           --
Thomas Howley..................          --               --            --              --         --           --

------------------------

* The dollar amounts in this table are the result of calculations at stock appreciation rates specified by the Securities and Exchange Commission and are not intended to forecast actual future appreciation rates of the Company's stock price.

(1) Options were awarded under the 1992 Equity Incentive Plan. The options are exercisable in four annual installments of 25% per year beginning June 3, 2001.

            AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                       FISCAL YEAR-END OPTION/SAR VALUES

                             SHARES                        NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                            ACQUIRED                      UNDERLYING UNEXERCISED     IN-THE MONEY OPTIONS/SARS
                               ON           VALUE       OPTIONS/SARS AT FY-END (#)   AT FISCAL YEAR END ($)(1)
NAME                      EXERCISE (#)   REALIZED ($)   EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE
----                      ------------   ------------   --------------------------   -------------------------
Ronald M. Shaich........          --             --                677,330/0                    293,337/0
Richard C. Postle.......          --             --           53,867/246,133               45,407/304,283
William W. Moreton......          --             --                0/150,000                    0/214,950
Michael J. Kupstas......          --             --             7,750/56,750                 4,553/70,290
Thomas R. Howley........          --             --            18,320/13,975                  8,756/1,745

------------------------

(1) Based upon a fair market value of $7.81 per share of Class A Common Stock, which was the closing price of a share of Class A Common Stock on the Nasdaq National Market on December 25, 1999.

                        COMPLIANCE WITH SECTION 16(A) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Exchange Act requires the Company's directors, executive officers and beneficial owners of more than 10% of the Company's Common Stock to file reports of ownership and changes of ownership with the Securities and Exchange Commission (the "Commission") on Forms 3, 4 and 5. The Company believes that during the fiscal year ended December 25, 1999 its directors, executive officers and beneficial owners of more than 10% of the Company's Common Stock complied with all applicable filing requirements. In making these disclosures, the Company has relied solely on information filed with the Commission.

                          TOTAL RETURN TO STOCKHOLDERS
                 (ASSUMES $100 INVESTMENT ON DECEMBER 31, 1994)

    The following graph and chart compare the cumulative annual stockholder return on the Company's Class A Common Stock over the period commencing December 31, 1994, and continuing through December 31, 1999, to that of the total return index for The Nasdaq Stock Market (U.S. Companies) and the Standard & Poor's 400--MidCap Restaurant Index, assuming the investment of $100 on December 31, 1994. In calculating total annual stockholder return, reinvestment of dividends is assumed. The stock performance graph and chart below are not necessarily indicative of future price performance.

TOTAL RETURN ANALYSIS                          12/31/94   12/29/95   12/30/96   12/31/97   12/31/98   12/31/99
---------------------                          --------   --------   --------   --------   --------   --------
Panera Bread Company.........................  $100.00    $ 51.56    $ 40.63    $ 47.27    $ 42.19    $ 48.44

S&P MidCap Restaurants.......................  $100.00    $ 98.22    $ 58.06    $ 66.14    $ 80.64    $ 63.40

Nasdaq Composite.............................  $100.00    $139.92    $171.69    $208.83    $291.60    $541.16

                 OWNERSHIP OF PANERA BREAD COMPANY COMMON STOCK

    The following table sets forth certain information as of May 31, 2000, with respect to the Company's Class A and Class B Common Stock owned by (1) each director of the Company, (2) the named executive officers in the Summary Compensation Table, (3) all directors and executive officers of the Company as a group, and (4) each person who is known by the Company to beneficially own more than five percent of the Company's capital stock. Unless otherwise indicated in the footnotes to the table, all stock is owned of record and beneficially by the persons listed in the table.

                                           CLASS A COMMON             CLASS B COMMON
   NAME AND, WITH RESPECT TO OWNER     -----------------------    -----------------------    COMBINED VOTING
      OF MORE THAN 5%, ADDRESS          NUMBER      PERCENT(1)     NUMBER      PERCENT(2)    PERCENTAGE (3)
-------------------------------------  ---------    ----------    ---------    ----------    ---------------
Ronald M. Shaich.....................    740,865(4)     6.5%      1,292,312       84.4%            28.8%
  Chairman, Director and Chief
  Executive Officer
  c/o Panera Bread Company
  7930 Big Bend Boulevard
  St. Louis, MO 63119

George E. Kane.......................     28,542(5)       *          20,000        1.3%               *
  Director

Domenic Colasacco....................      5,000(6)       *              --         --                *
  Director

Henry J. Nasella.....................     25,080(7)       *              --         --                *
  Director

Richard C. Postle....................     94,662(8)       *              --         --                *

William W. Moreton...................         --         --              --         --               --

Michael J. Kupstas...................     15,999(9)       *              --         --                *

Thomas R. Howley.....................     24,773(10)       *             --         --                *

All Directors and executive officers
  as a group (8 persons).............    934,921(11)     8.1%     1,312,312       85.7%            30.1%

Louis I. Kane........................    678,580(12)     5.9%        35,800        2.3%             4.9%
  19 Fid Kennedy Avenue
  Boston, MA 02210

Brown Capital Management, Inc........  1,957,750(13)    18.2%            --         --             12.8%
  1201 N. Calvert Street
  Baltimore, MD 21201

Merrill Lynch & Co., Inc.............  1,131,100(14)    10.5%            --         --              7.4%
  Merrill Lynch Asset Management
  Group
  Merrill Lynch Special Value Fund,
  Inc.
  800 Scudders Mill Road
  Plainsboro, NJ 08536

Dimensional Fund Advisors Inc........    804,000(15)     7.5%            --         --              5.2%
  1299 Ocean Avenue, 11th Floor
  Santa Monica, CA 90401

Cobalt Capital Management, Inc.......    623,300(16)     5.4%            --         --              4.1%
  237 Park Avenue, Suite 801
  New York, NY 10012

------------------------

*   Less than one percent.

(1) Percentage ownership of Class A Common Stock is based on 10,751,234 shares issued and outstanding plus shares of Class A Common Stock subject to options exercisable within 60 days of May 31, 2000 held by the stockholder or group.

(2) Percentage ownership of Class B Common Stock is based on 1,530,524 shares issued and outstanding.

(3) This column represents voting power rather than percentage of equity interest as each share of Class A Common Stock is entitled to one vote while each share of Class B Common Stock is entitled to three votes.

(4) Includes options exercisable within 60 days of May 31, 2000 for 677,330 shares of Class A Common Stock.

(5) Consists of options for 28,542 shares of Class A Common Stock exercisable within 60 days of May 31, 2000, issued pursuant to the Directors' Plan for independent directors.

(6) Consists of options for 5,000 shares of Class A Common Stock exercisable within 60 days of May 31, 2000, issued pursuant to the Directors' Plan for independent directors.

(7) Includes options for 24,080 shares of Class A Common Stock exercisable within 60 days of May 31, 2000, issued pursuant to the Directors' Plan for independent directors.

(8) Includes options for 55,117 shares of Class A Common Stock exercisable within 60 days of May 31, 2000.

(9) Includes options for 12,625 shares of Class A Common Stock exercisable within 60 days of May 31, 2000.

(10) Includes options for 21,690 shares of Class A Common Stock exercisable within 60 days of May 31, 2000.

(11) Includes options for 824,384 shares of Class A Common Stock exercisable within 60 days of May 31, 2000.

(12) Includes (a) 1,200 shares owned by Mr. Kane's spouse and as to which Mr. Kane disclaims beneficial ownership and (b) options for 677,330 shares of Class A Common Stock exercisable within 60 days of May 31, 2000.

(13) All of the shares of Class A Common Stock are owned by various investment advisory clients of Brown Capital Management, Inc. ("Brown"), which is deemed to be a beneficial owner of those shares pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, due to Brown's discretionary power to make investment decisions over such shares for its clients and Brown's ability to vote such shares. In all cases, persons other than Investment Counselors of Maryland, Inc. have the right to receive, or the power to direct the receipt of, dividends from, or the proceeds from the sale of the shares. No individual client holds more than five percent of the class. Information regarding beneficial ownership of Brown's shares has been obtained solely from the Schedule 13G, Amendment No. 1 filed with the Commission on February 10, 2000.

(14) Merrill Lynch & Co., Inc. ("ML & Co.") is a parent holding company. The Merrill Lynch Asset Management Group ("AMG") is an operating division of
    ML & Co. consisting of ML & Co.'s indirectly-owned asset management subsidiaries. The following asset management subsidiaries hold certain shares of the Class A Common Stock of the Company: Merrill Lynch Asset Management, L.P. and Fund Asset Management, L.P. AMG is comprised of the following entities: Merrill Lynch Asset Management, L.P. doing business as Merrill Lynch Asset Management ("MLAM"), QA Advisers, LLC ("QA"), Merrill Lynch Quantitative Advisers, Inc. Hotchkis and Wiley divisions thereof; Fund Asset Management, L.P., doing business as Fund Asset Management ("FAM"); Merrill Lynch Asset Management U.K. Limited ("MLAM UK"); Merrill Lynch (Suisse) Investment Management Limited ("MLS"); Mercury Asset Management International Limited ("MAMI"); Mercury Asset Management Ltd; Mercury Asset Management, Ltd.; Mercury Asia Limited; Merrill Lynch Mercury Kapitalanlagegesellschaft MBH; Munich London Investment Management, Ltd.; Merrill Lynch Asset Management (Hong Kong) Limited; Merrill Lynch Mercury Asset Management Japan Limited; Atlas Asset Management, Inc.; Merrill Lynch Investment Management Canada, Inc.; DSP Merrill Lynch Asset Management (India) Limited; PT Merrill Lynch Indonesia; Merrill Lynch Phatra Securities Co., Ltd.; Merrill Lynch Global Asset Management, Limited; Mercury Asset Management Channel Islands, Limited; Mercury Asset Management International Channel Islands Limited ("MAMCI"); Grosvenor Venture Managers, Limited; and Mercury Fund Managers, Limited. Each of MLAM, FAM, MLAM UK, MAMCI, QA, MLS, and MAMI is an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, which acts as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940. Each other firm constituting part of AMG is an investment adviser operating under the laws of a jurisdiction other than the United States. The investment advisers that comprise AMG exercise voting and investment powers over portfolio securities independently from other direct and indirect subsidiaries of ML & Co. Information regarding beneficial ownership of ML & Co.'s shares of Class A Common Stock has been obtained solely from the joint Schedule 13G, Amendment No. 3 filed with the Commission on February 7, 2000.

(15) Dimensional Fund Advisors Inc. ("Dimensional"), an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts (the investment companies, trusts and accounts, collectively, the "Funds"). In its role as investment adviser or manager, Dimensional possesses voting and/or investment power over the securities of the Company that are owned by the Funds. All of the shares of Class A Common Stock are owned by the Funds. Dimensional disclaims beneficial ownership of such securities. Information regarding beneficial ownership of Dimensional's shares has been obtained solely from the Schedule 13G filed with the Commission on February 3, 2000.

(16) Information regarding beneficial ownership of the shares held by Cobalt Capital Management, Inc. has been obtained solely from the Schedule 13G, Amendment No. 1 filed with the Commission on February 15, 2000.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    There are no certain relationships or related transactions to report that exceeded $60,000 during the fiscal year ended December 25, 1999.

               RATIFICATION OF CHOICE OF INDEPENDENT ACCOUNTANTS
                             (ITEM 2 ON PROXY CARD)

    The Board of Directors has reappointed the firm of PricewaterhouseCoopers LLP, independent accountants, to audit the books, records and accounts of the Company and its subsidiaries for the fiscal year ending December 30, 2000. In accordance with a resolution of the Board of Directors, this reappointment is being presented to the stockholders for ratification at the annual meeting.

    PricewaterhouseCoopers LLP has no direct or indirect material financial interest in the Company or its subsidiaries. Representatives of PricewaterhouseCoopers LLP are expected to be present at the meeting and will be given the opportunity to make a statement on the firm's behalf if they so desire. The representatives also will be available to respond to appropriate questions raised by those in attendance at the meeting.

    Proxies solicited by management will be so voted unless stockholders specify otherwise. Ratification by the stockholders is not required. If the proposal is not approved by the stockholders, the Board of Directors will not change the appointment for fiscal 2000, but will consider the stockholder vote in appointing auditors for fiscal 2001.

    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE REAPPOINTMENT
 OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS FOR FISCAL YEAR 2000

                                 OTHER BUSINESS

    In addition to the business described above, there will be remarks by the Chairman of the Board and Chief Executive Officer and a general discussion period during which stockholders will have an opportunity to ask questions about the Company.

    As of the date of this proxy statement, the management of the Company knows of no matter not specifically referred to above as to which any action is expected to be taken at the annual meeting of stockholders. It is intended, however, that the persons named as proxies will vote the proxies, insofar as they are not otherwise instructed, regarding such other matters and the transaction of such other business as may be properly brought before the meeting, as seems to them to be in the best interest of the Company and its stockholders.

                 STOCKHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

    Proposals of stockholders of the Company (including director nominations) intended to be presented at the 2001 Annual Meeting of Stockholders must be received by the Company not less than 60 days nor more than 150 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Company (the "Anniversary Date"); provided, however, that in the event the annual meeting is scheduled to be held on a date more than 30 days before the Anniversary Date or more than 60 days after the Anniversary Date, the stockholder's notice may be delivered to, or mailed and received by, the Company at its principal executive office not later than the close of business on the later of (i) the 60(th) day prior to the scheduled date of such annual meeting or (ii) the 10(th) day following the day on which public announcement of the date of such annual meeting is first made by the Company to be included in the Company's proxy statement and form of proxy relating to the 2001 Annual Meeting of Stockholders. Stockholder proposals submitted outside of the process described in Rule 14a-8 of the Securities Exchange Act of 1934, as amended, will not be considered at any annual meeting of stockholders. Nominations and proposals of stockholders may be submitted to the Company for consideration at the 2001 Annual Meeting of Stockholders if certain conditions set forth in the Company's By-laws are satisfied, although such nominations and proposals will not be included in the proxy statement and form of proxy relating to that annual meeting unless submitted in accordance with the time limits and other requirements set forth above and in the related rules of the Securities and Exchange Commission.

    A COPY OF THE COMPANY'S ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K FOR THE FISCAL YEAR 1999 MAY BE OBTAINED WITHOUT CHARGE UPON WRITTEN REQUEST TO INVESTOR RELATIONS COORDINATOR, PANERA BREAD COMPANY, 7930 BIG BEND BOULEVARD, WEBSTER GROVES, MO 63119.

                                          By Order of the Board of Directors,
                                          THOMAS R. HOWLEY,
                                          Assistant Secretary

                                                                     ABPCM-PS-00

                              PANERA BREAD COMPANY

                            7930 BIG BEND BOULEVARD
                            WEBSTER GROVES, MO 63119

                 ANNUAL MEETING OF STOCKHOLDERS - JULY 25, 2000
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned, revoking all prior proxies, hereby appoints Ronald M. Shaich and William W. Moreton as Proxies, with full power of substitution for and on behalf of the undersigned at the 2000 Annual Meeting of Stockholders of PANERA BREAD COMPANY to be held at Bank of America, 800 Market Street, Atrium Conference Room 1, St. Louis, MO 63101, on Tuesday, July 25, 2000, at 9:00 a.m., and at any adjournment or adjournments thereof. The undersigned hereby directs the said Proxies to vote in accordance with their judgment on any matters which may properly come before the Annual Meeting, all as indicated in the Notice of Annual Meeting, receipt of which is hereby acknowledged, and to act on the following matters set forth in such notice as specified by the undersigned.


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please sign exactly as your name(s) appear(s) on the books of the Company. Joint owners should each sign personally. Trustees, custodians, and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If the shareholder is a corporation, the signature should be that of an authorized officer who should indicate his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                              DO YOU HAVE ANY COMMENTS?

--------------------------------              ----------------------------------
--------------------------------              ----------------------------------
--------------------------------              ----------------------------------

/X/ PLEASE MARK VOTES
    AS IN THIS EXAMPLE

--------------------------------
PANERA BREAD COMPANY
--------------------------------

        CLASS A

CONTROL NUMBER:
RECORD DATE SHARES:



                                                  ---------------
Please be sure to sign and date this Proxy.          Date
-----------------------------------------------------------------


-----------------------------------------------------------------
Stockholder sign here                    Co-owner sign here


1. Election of Directors.            For the    With-    For All
                                     Nominees   hold     Except
(01) Domenic Colasacco                 / /      / /        / /
(02) Robert T. Giaimo


NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name of the nominee. Your shares will be voted for the remaining nominee.


                                         For   Against   Abstain
2. Ratification of the appointment of    / /     / /       / /
PricewaterhouseCoopers LLP as
independent auditors of the Company.

3. In their discretion, the Proxies are authorized to vote upon any other business that may properly come before the meeting or at any adjournment(s) thereof.

Mark box at right if an address change or comment has been
noted on the reverse side of this card.                    / /


DETACH CARD                                                          DETACH CARD

                              PANERA BREAD COMPANY

Dear Stockholder,


Please take note of the important information enclosed with this proxy card. There are a number of issues related to the management and operation of the Company that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Stockholders, July 25, 2000.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

Panera Bread Company

                              PANERA BREAD COMPANY

                            7930 BIG BEND BOULEVARD
                            WEBSTER GROVES, MO 63119

                 ANNUAL MEETING OF STOCKHOLDERS - JULY 25, 2000
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned, revoking all prior proxies, hereby appoints Ronald M. Shaich and William W. Moreton as Proxies, with full power of substitution for and on behalf of the undersigned at the 2000 Annual Meeting of Stockholders of PANERA BREAD COMPANY to be held at Bank of America, 800 Market Street, Atrium Conference Room 1, St. Louis, MO 63101, on Tuesday, July 25, 2000, at 9:00 a.m., and at any adjournment or adjournments thereof. The undersigned hereby directs the said Proxies to vote in accordance with their judgment on any matters which may properly come before the Annual Meeting, all as indicated in the Notice of Annual Meeting, receipt of which is hereby acknowledged, and to act on the following matters set forth in such notice as specified by the undersigned.


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE.
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Please sign exactly as your name(s) appear(s) on the books of the Company. Joint owners should each sign personally. Trustees, custodians, and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If the shareholder is a corporation, the signature should be that of an authorized officer who should indicate his or her title.
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HAS YOUR ADDRESS CHANGED?                              DO YOU HAVE ANY COMMENTS?

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
/X/ PLEASE MARK VOTES
    AS IN THIS EXAMPLE

--------------------------------
PANERA BREAD COMPANY
--------------------------------

        CLASS B

CONTROL NUMBER:
RECORD DATE SHARES:



                                                  ---------------
Please be sure to sign and date this Proxy.          Date
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Stockholder sign here                    Co-owner sign here


1. Election of Directors.            For the    With-    For All
                                     Nominees   hold     Except
(01) Domenic Colasacco                 / /      / /        / /
(02) Robert T. Giaimo


NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name of the nominee. Your shares will be voted for the remaining nominee.


                                         For   Against   Abstain
2. Ratification of the appointment of    / /     / /       / /
PricewaterhouseCoopers LLP as
independent auditors of the Company.

3. In their discretion, the Proxies are authorized to vote upon any other business that may properly come before the meeting or at any adjournment(s) thereof.

Mark box at right if an address change or comment has been
noted on the reverse side of this card.                    / /


DETACH CARD                                                          DETACH CARD

                              PANERA BREAD COMPANY

Dear Stockholder,


Please take note of the important information enclosed with this proxy card. There are a number of issues related to the management and operation of the Company that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Stockholders, July 25, 2000.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

Panera Bread Company